UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual

Repor t

Legg Mason

Western Asset

Variable

High Income

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Variable High Income Portfolio

Portfolio objectives

The Portfolio seeks to provide high current income as its primary objective. Its secondary objective is capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Variable High Income Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

Legg Mason Western Asset Variable High Income Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a

IV	Legg Mason Western Asset Variable High Income Portfolio

Investment commentary (cont’d)

subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	1

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks to provide high current income as its primary objective and capital appreciation as its secondary objective. The Portfolio invests, under normal circumstances, at least 80% of its assets in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers. High-yield securities are those rated below investment grade (that is, securities rated below Baa/BBB) or, if unrated, securities that we determine to be of comparable quality. The Portfolio may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers, including those in emerging market countries. The Portfolio’s investments may be of any maturity or durationi. Instead of investing directly in particular securities, the Portfolio may gain exposure to a security, an issuer, an index or basket of securities, or a market, by investing through the use of instruments such as derivatives. The Portfolio may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

We attempt to minimize the risk of any individual security by diversifying the Portfolio’s investments across a range of issues, industries and maturity dates. In selecting high-yield corporate fixed-income securities, we consider and compare the relative yields of various types of obligations and employ a forward-looking strategy seeking to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic

2	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Portfolio overview (cont’d)

data and several flights to quality. Two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%.

All told, the Barclays Capital U.S. Aggregate Indexii returned 7.84% for the twelve months ended December 31, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced mixed results. Over the fiscal year, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexiii (the “Index”) gained 4.96%. During this period, as measured by the Index, higher-quality BB-rated securities outperformed lower-quality CCC-rated bonds, as they returned 6.81% and 1.18%, respectively. In contrast, the emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv, returned 8.46%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Portfolio during the reporting period. Given the strong performance in the high-yield market, we increased the Portfolio’s allocation to cash in March and April 2011, preparing for a possible pullback in the market. We also utilized options on credit default swaps to hedge the Portfolio’s exposure to the high-yield market in the event of a pullback. These strategies were beneficial for performance given the high-yield market’s weakness at times during the second half of the reporting period. The Portfolio’s larger cash position also gave us added flexibility to pursue a number of opportunities that we felt had become attractively valued following the market’s periodic setbacks.

While the Portfolio maintained its lower-quality bias, we pared our allocation to certain CCC and below-rated securities to capture profits and reduce the portfolio’s overall risk exposure. While we maintained an underweight to higher-quality bonds, we increased our allocation to B-rated securities and targeted those issuers that our research team felt had the potential to be upgraded to investment grade. We actively participated in the new issuance market by selectively purchasing high-yield bonds that we felt were attractively valued. Elsewhere, we reduced the Portfolio’s exposures to the Financials and Media/ Non-Cable sectors and increased its allocation to the Consumer Non-Cyclicals sector.

In addition to the use of options on credit default swaps, the Portfolio utilized currency forwards to hedge its currency exposure. The use of these currency forwards did not meaningfully impact performance.

Performance review

For the twelve months ended December 31, 2011, Legg Mason Western Asset Variable High Income Portfolio1 returned 2.40%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index, returned 4.96% for the same period. The Lipper Variable High

[1]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	3

Current Yield Funds Category Average1 returned 3.35% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Legg Mason Western Asset Variable High Income Portfolio[2]	-2.69%	2.40%
Barclays Capital U.S. High Yield — 2% Issuer Cap Index	-0.02%	4.96%
Lipper Variable High Current Yield Funds Category Average[1]	-0.91%	3.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yield for the period ended December 31, 2011 was 9.34%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Portfolio’s investments over a 30-day period and not on the dividends paid by the Portfolio, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2011, the gross total annual operating expense ratio for the Portfolio was 0.68%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Portfolio’s relative performance during the reporting period was our selection of certain securities. In particular, our overweight exposures to Charter Communications Inc., Inn of the Mountain Gods Resort & Casino and Energy Future Holdings enhanced the Portfolio’s results. Charter Communications, an operator of cable television systems in the U.S., offers a full range of traditional and digital cable television services. We felt the market was not valuing Charter Communications’ business appropriately given our expectations for strong growth in its small and medium enterprises, as well as its retail data businesses. Our holding in Charter Communications was rewarded, as the company posted solid fundamental results and improving free cash flow during the period. Inn of the Mountain Gods Resort & Casino is a Mescalero Apache Tribe-run casino located in New Mexico. The company defaulted on its debt obligations in 2009 and restructured its bonds in the spring of 2011. After the initial default, the bonds were trading at extremely distressed levels. However, our dedicated distressed debt resources recognized recovery value in excess of where the market had priced the bonds post default and our team worked closely with the Mescalero Apache Tribe on a restructuring agreement. As a result of the terms of the restructuring agreement, the Portfolio, which owned some of the company’s defaulted bonds, received a cash payout in addition to new payment-in-kind and senior secured notes. The portfolio benefited as

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 124 funds for the six-month period and among the 123 funds for the twelve-month period in the Portfolio’s Lipper category.

[2]

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

4	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Portfolio overview (cont’d)

ultimate recovery values were much higher than the market had priced in originally. Energy Future Holdings benefited primarily from strong balance sheet management, as well as general economic improvement. The company was able to extend the maturity of more than $15 billion of its debt, originally due from 2014 to 2017. The market responded very favorably to the company’s ability to secure extended financing through 2017.

From a sector allocation perspective, the Portfolio benefited from its overweight to the strong performing Energy sector and its underweight to the weak performing Financials sector.

Q. What were the leading detractors from performance?

A. The largest detractor from the Portfolio’s relative performance during the reporting period was exposure to less liquid, off-the-run issues. The portfolio had an emphasis on these issues because of their attractive relative valuations based upon solid issuer fundamentals. These holdings performed poorly as investors favored more liquid securities given the macro-driven volatility that continued to characterize the market. Individual issuer exposure also detracted from performance in aggregate. Overweight holdings that were negative for performance included Turbo Beta Ltd., CMA CGM, Horizon Lines Inc. and Wind Acquisition. Turbo Beta, also known as KCA Deutag, is a global onshore and offshore oil drilling company that operates in nearly 100 countries. The company’s bonds performed poorly as investors were concerned about the amount of debt on its balance sheet incurred in a 2008 leveraged buyout. The new private equity owners proved overly optimistic and have been unsuccessful at growing the business into their new capital structure. As a result, bondholders entered into discussions with management in an attempt to restructure the outstanding debt. We believe the recent disruptions in global oil supply, and subsequent increase in price, will be beneficial for Turbo Beta’s business and will aid unsecured lenders in the negotiation process regarding the structuring of its debt. CMA CGM, based in France, is the world’s third largest container shipping company. The firm performed poorly due to a variety of factors, including signs that global economic growth was decelerating, higher oil prices, accelerated capacity additions and fears related to the escalating European sovereign debt crisis. Currently, liquidity remains satisfactory with cash outlays over the next twelve months covered by cash on the balance sheet, as well as potential asset sales and sale-leaseback transactions. Horizon Lines is a U.S.-based shipping company that performed poorly, as it was expected to default after failing to make certain debt payments. Horizon Lines suffered from an overall secular decline in global shipping. Weak demand due to the sputtering global economy led company fundamentals to become challenged, and a U.S. Department of Justice settlement against the company added to already elevated liquidity concerns. Wind Acquisition is an Italian telecommunication operator. Despite continued solid fundamentals, it performed poorly given the overhang from the ongoing European sovereign debt crisis.

Overall, the Portfolio’s sector positioning was a negative for results. In particular, having overweights to the Transportation and Wireless sectors, the two worst performing sectors in the Index, as well as an underweight to the strong performing Information Technology sector, was detrimental to the Portfolio’s performance. These negatives more than offset the benefits of our positioning in the Energy and Financials sectors. Our quality biases also detracted from results. The Portfolio’s overweight to lower-rated CCC-rated securities and underweight to higher-rated BB-rated securities were not rewarded

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	5

given the underperformance of lower-rated securities during the fiscal year as a whole.

Thank you for your investment in Legg Mason Western Asset Variable High Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. High-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks, and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 25 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Consumer Discretionary (21.9%), Energy (19.0%), Industrials (15.3%), Financials (8.6%) and Materials (7.8%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

6	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as forward foreign currency contracts. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	7

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-2.69%	$1,000.00	$973.10	0.67%	$3.33	5.00%	$1,000.00	$1,021.83	0.67%	$3.41

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 12/31/11	2.40%
Five Years Ended 12/31/11	6.05
Ten Years Ended 12/31/11	7.61

Cumulative total return[1]
12/31/01 through 12/31/11	108.13%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Legg Mason Western Asset Variable High Income Portfolio vs. Barclays Capital U.S. High Yield – 2% Issuer Cap Index† — December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Western Asset Variable High Income Portfolio on December 31, 2001, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $10,000 investment in the Barclays Capital U.S. High Yield — 2% Issuer Cap Index. The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Market
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA VHIP	— Legg Mason Western Asset Variable High Income Portfolio

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Portfolio’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. HY 2%	— Barclays Capital U.S. High Yield — 2% Issuer Cap Index
EM	— Emerging Market
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA VHIP	— Legg Mason Western Asset Variable High Income Portfolio

12	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Schedule of investments

December 31, 2011

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 84.6%
Consumer Discretionary — 18.8%
Auto Components — 0.3%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	$140,000	$148,400	(a)
Goodyear Tire & Rubber Co., Senior Notes	10.500%	5/15/16	80,000	88,600
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	100,000	133,631	(a)
Total Auto Components				370,631
Automobiles — 0.8%
Escrow GCB General Motors	—	—	1,340,000	21,775	*
Escrow GCB General Motors	—	—	790,000	12,837	*
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	820,000	856,176
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	140,000	147,700	(a)
Total Automobiles				1,038,488
Diversified Consumer Services — 0.9%
Service Corp. International, Senior Notes	7.500%	4/1/27	460,000	443,900
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000	553,150
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	150,000	151,500
Total Diversified Consumer Services				1,148,550
Hotels, Restaurants & Leisure — 7.3%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	240,000	208,800
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	734,000	524,810
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	230,000	178,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	600,000	639,750
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	11.500%	1/15/17	728,352	715,606	(a)(c)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	370,000	351,500	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	840,000	715,050	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	210,000	212,100	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	330,000	309,375	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	401,000	388,970	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	110,000	116,325
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	360,000	354,600	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	480,000	507,600
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	100,000	105,750	(a)
MGM Resorts International, Senior Notes	6.625%	7/15/15	240,000	229,200

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	13

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	$90,000	$103,275
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,270,000	857,250
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	110,000	49,500	(d)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	610,000	638,975
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	910,000	1,051,050
Pinnacle Entertainment Inc., Senior Subordinated Notes	7.500%	6/15/15	120,000	119,400
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	440,000	452,100	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	390,000	348,075	(a)(e)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	30,000	29,100	(a)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	50,000	50,750
Total Hotels, Restaurants & Leisure				9,257,161
Household Durables — 0.3%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	350,000	331,188
Internet & Catalog Retail — 0.9%
Netflix Inc., Senior Notes	8.500%	11/15/17	410,000	423,325
QVC Inc., Senior Secured Notes	7.375%	10/15/20	685,000	734,663	(a)
Total Internet & Catalog Retail				1,157,988
Media — 5.6%
AMC Entertainment Inc., Senior Notes	8.750%	6/1/19	60,000	62,400
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	70,000	75,425
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	340,000	364,225
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	910,000	1,001,000
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	965,000	697,212	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	270,000	174,825	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	690,000	729,675	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	40,000	42,900
DISH DBS Corp., Senior Notes	7.875%	9/1/19	220,000	249,700
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	160,000	173,200
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	360,000	361,800	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	440,000	433,400
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	450,000	403,313	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	510,000	586,500
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	340,000	368,900

See Notes to Financial Statements.

14	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	$220,000	$213,400	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	470,000	479,400	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	260,000	278,525	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	440,000	435,600	(a)
Total Media				7,131,400
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	515,000	473,800
Specialty Retail — 1.6%
American Greetings Corp., Senior Notes	7.375%	12/1/21	250,000	254,375
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	650,000	510,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	710,000	624,800
Sally Holdings LLC/Sally Capital Inc., Senior Notes	6.875%	11/15/19	290,000	304,500	(a)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000	265,950	(a)
Total Specialty Retail				1,959,875
Textiles, Apparel & Luxury Goods — 0.7%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	210,000	196,875	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	585,000	643,500
Total Textiles, Apparel & Luxury Goods				840,375
Total Consumer Discretionary				23,709,456
Consumer Staples — 1.4%
Food Products — 1.3%
Del Monte Corp., Senior Notes	7.625%	2/15/19	692,000	667,780
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	180,000	181,800	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	880,000	737,000	(a)
Total Food Products				1,586,580
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	202,000	182,810
Total Consumer Staples				1,769,390
Energy — 17.7%
Energy Equipment & Services — 3.5%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	755,000	738,013	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	280,000	281,400
Oil States International Inc., Senior Notes	6.500%	6/1/19	320,000	328,800
Parker Drilling Co., Senior Notes	9.125%	4/1/18	130,000	137,475
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	205,000	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	230,000	241,500	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	15

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	$230,000	$236,325
SESI LLC, Senior Notes	7.125%	12/15/21	570,000	599,925	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	300,000	301,500
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	1,220,000	1,325,225
Total Energy Equipment & Services				4,395,163
Oil, Gas & Consumable Fuels — 14.2%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	240,000	263,400
Arch Coal Inc., Senior Notes	7.000%	6/15/19	390,000	399,750	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	590,000	670,387
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	320,000	312,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	60,000	57,900	(a)
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	460,000	495,650
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	370,000	386,650	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	300,000	319,500	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	340,000	368,900
Concho Resources Inc., Senior Notes	7.000%	1/15/21	430,000	463,863
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	450,000	499,500
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	1,082,894	833,828	(a)(c)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	330,000	362,175
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	471,000	528,697
El Paso Corp., Medium-Term Notes	8.050%	10/15/30	1,500,000	1,755,000
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	470,000	515,825
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	325,000	348,080	(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	175,000	182,223	(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	890,000	845,500
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	340,000	352,750	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	340,000	357,850
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	390,000	408,038
MEG Energy Corp., Senior Notes	6.500%	3/15/21	550,000	565,125	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	480,000	338,400
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	920,000	569,250

See Notes to Financial Statements.

16	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	$230,000	$235,750	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	460,000	495,650
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	190,000	115,900	(a)(b)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	240,000	122,400	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	430,000	474,613
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	150,000	157,875
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	140,000	153,482	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	975,000	1,111,500
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	90,000	95,850
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	360,000	384,300
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	110,000	114,950
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	160,000	159,600
Teekay Corp., Senior Notes	8.500%	1/15/20	695,000	672,412
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	567,000	611,651	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	290,000	304,500
WPX Energy Inc., Senior Notes	6.000%	1/15/22	220,000	226,325	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	430,000	365,500	(a)
Total Oil, Gas & Consumable Fuels				18,002,499
Total Energy				22,397,662
Financials — 6.4%
Commercial Banks — 1.0%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	190,000	171,950	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000	89,250	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	63,851	63,931
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000	226,500	(a)(e)(g)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	210,000	194,775
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	80,000	94,009	(a)(e)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	270,000	185,288	(e)(g)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	260,000	255,008	(e)(g)
Total Commercial Banks				1,280,711
Consumer Finance — 0.8%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	70,000	70,963
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	270,000	333,722

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	17

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — continued
SLM Corp., Medium-Term Notes	8.000%	3/25/20	$380,000	$384,750
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	215,000	222,525
Total Consumer Finance				1,011,960
Diversified Financial Services — 4.1%
Bank of America Corp., Senior Notes	6.500%	8/1/16	170,000	171,369
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	609,000	698,066
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	420,000	438,375
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	100,000	91,500
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	693,000	693,000
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	600,000	588,750
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	650,000	668,688
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	120,000	123,900
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	1,210,000	1,258,400
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	500,000	465,625
Total Diversified Financial Services				5,197,673
Insurance — 0.2%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	150,000	151,254	(a)(e)(g)
ING Capital Funding Trust III, Junior Subordinated Bonds	4.179%	3/31/12	140,000	110,588	(e)(g)
Total Insurance				261,842
Thrifts & Mortgage Finance — 0.3%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	350,000	358,750	(a)
Total Financials				8,110,936
Health Care — 5.0%
Biotechnology — 0.2%
Grifols Inc., Senior Notes	8.250%	2/1/18	210,000	221,550
Health Care Equipment & Supplies — 0.1%
Biomet Inc., Senior Notes	10.000%	10/15/17	130,000	141,050
Health Care Providers & Services — 4.7%
Acadia Healthcare, Senior Notes	12.875%	11/1/18	230,000	228,850	(a)
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	162,715	160,694
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	410,000	432,550
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	260,000	269,100
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	590,000	597,375	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,090,000	1,040,950
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	270,000	245,700	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	$75,000	$78,938	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	460,000	518,075	(a)
HCA Inc., Senior Secured Notes	8.500%	4/15/19	320,000	352,000
HCA Inc., Senior Secured Notes	6.500%	2/15/20	280,000	291,200
INC Research LLC, Senior Notes	11.500%	7/15/19	210,000	189,000	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	410,000	377,200	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	400,000	408,000	(a)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	694,000	782,485
US Oncology Inc. Escrow	—	—	170,000	2,975	*
Total Health Care Providers & Services				5,975,092
Total Health Care				6,337,692
Industrials — 14.1%
Aerospace & Defense — 2.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	270,000	275,400	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	644,000	685,860
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	200,000	197,000	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	120,000	118,200	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	670,000	690,100
Triumph Group Inc., Senior Notes	8.625%	7/15/18	340,000	374,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	740,000	732,600	(a)
Total Aerospace & Defense				3,073,160
Airlines — 1.8%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	258,284	229,872	(a)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	585,333	570,699
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	470,000	491,150	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	270,000	247,725	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	80,678	80,476
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	127,287	132,379
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	194,000	200,790	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	315,000	323,663	(a)
Total Airlines				2,276,754
Building Products — 0.9%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	191,200	146,268	(a)(h)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	700,000	736,750	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	290,000	271,875	(a)
Total Building Products				1,154,893

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	19

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 1.6%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	$840,000	$739,200	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	490,000	438,550
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	485,712
JM Huber Corp., Senior Notes	9.875%	11/1/19	230,000	242,650	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	120,000	122,100
Total Commercial Services & Supplies				2,028,212
Electrical Equipment — 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	550,000	467,500	(a)
Machinery — 0.4%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	460,000	456,550	(a)
Marine — 1.0%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	290,000	279,850	(a)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	230,000	215,050	(a)(c)(f)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	860,000	627,800
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	250,000	187,500
Total Marine				1,310,200
Road & Rail — 3.8%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.750%	3/15/20	240,000	247,800
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	970,906	719,512	(c)
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	688,000	688,000	(a)(f)
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,555,000	1,718,275
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	45,000	47,981
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	610,000	631,350
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	679,000	745,203
Total Road & Rail				4,798,121
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	315,000	323,663
Transportation — 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	720,000	322,200	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000	673,400	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	890,000	825,475	(a)
Total Transportation				1,821,075

See Notes to Financial Statements.

20	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	$180,000	$175,500	(a)
Total Industrials				17,885,628
Information Technology — 2.0%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	910,000	996,450	(a)
IT Services — 0.8%
First Data Corp., Senior Notes	12.625%	1/15/21	770,000	673,750
First Data Corp., Senior Secured Notes	7.375%	6/15/19	330,000	311,850	(a)
Total IT Services				985,600
Semiconductors & Semiconductor Equipment — 0.4%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	170,000	179,350
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	40,000	41,900
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	300,000	322,125	(a)
Total Semiconductors & Semiconductor Equipment				543,375
Total Information Technology				2,525,425
Materials — 7.6%
Chemicals — 2.3%
CF Industries Inc., Senior Notes	6.875%	5/1/18	70,000	80,325
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	440,000	467,500	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	190,000	193,800	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	349,000	402,007	(a)
Lyondell Chemical Co., Senior Secured Notes	8.000%	11/1/17	103,000	113,043
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	239,062	262,371
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	450,000	469,125	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	365,000	400,587
Solutia Inc., Senior Notes	7.875%	3/15/20	430,000	469,775
Total Chemicals				2,858,533
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	240,000	238,800	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	200,000	254,967	(a)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	150,000	150,375
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	160,000	156,000	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	114,000	101,460	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	780,000	793,650	(a)
Total Containers & Packaging				1,695,252

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	21

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — 2.6%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	$270,000	$274,050	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	570,000	582,825	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,110,000	815,850	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	350,000	315,875	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	390,000	420,225
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	1,040,000	468,000
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	400,000	358,000
Total Metals & Mining				3,234,825
Paper & Forest Products — 1.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	708,000	640,740
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	440,000	470,800	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	459,000	470,475
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	200,000	83,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	210,000	129,150
Total Paper & Forest Products				1,794,165
Total Materials				9,582,775
Telecommunication Services — 6.2%
Diversified Telecommunication Services — 3.8%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	53,550
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	520,000	534,300	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	580,000	609,000	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	325,000	340,437
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	90,000	94,781
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	50,000	53,125
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	130,000	132,275	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	79,923	77,725	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	320,000	329,600
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	310,000	331,700
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	150,000	152,625	(a)
West Corp., Senior Notes	7.875%	1/15/19	130,000	129,675
West Corp., Senior Subordinated Notes	11.000%	10/15/16	460,000	486,450
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	270,000	246,375	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	772,011	525,157	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	710,000	704,675
Total Diversified Telecommunication Services				4,801,450

See Notes to Financial Statements.

22	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — 2.4%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	$380,000	$387,125
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	510,000	366,563
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,660,000	1,350,825
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	700,000	736,750	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	215,000	227,900
Total Wireless Telecommunication Services				3,069,163
Total Telecommunication Services				7,870,613
Utilities — 5.4%
Electric Utilities — 1.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	407,111	413,217
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	560,000	492,800	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	254,202	256,744
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	620,000	615,350
Total Electric Utilities				1,778,111
Gas Utilities — 0.5%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	130,000	161,439
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	440,000	459,800
Total Gas Utilities				621,239
Independent Power Producers & Energy Traders — 3.5%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	310,000	312,325	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	250,000	268,750	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	790,000	853,200	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	140,000	85,400	(d)
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	160,000	160,800
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	350,000	345,625	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	710,000	731,300	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,385,000	1,260,350
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	379,975	393,274
Total Independent Power Producers & Energy Traders				4,411,024
Total Utilities				6,810,374
Total Corporate Bonds & Notes (Cost — $108,380,635)				106,999,951
Collateralized Senior Loans — 4.6%
Consumer Discretionary — 1.1%
Diversified Consumer Services — 0.8%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	1,003,750	(i)

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	23

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — 0.3%
BCBG Maxazria International, Term Loan B	9.800%	5/19/15	$418,950	$391,893	(i)
Textiles, Apparel & Luxury Goods — 0.0%
Simmons Holdco. Inc., Term Loan	0.000%	2/15/12	565,534	0	(d)(f)(h)(i)(j)
Total Consumer Discretionary				1,395,643
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Samson Investment Co.	—	12/20/12	590,000	590,000	(f)(h)(k)
Health Care — 0.1%
Health Care Equipment & Supplies — 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	179,550	180,822	(i)
Industrials — 0.2%
Marine — 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	71,402	71,402	(h)(i)
Trico Shipping AS, Term Loan B	—	6/21/17	125,714	125,714	(h)(k)
Total Industrials				197,116
Information Technology — 0.2%
IT Services — 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	289,714	272,814	(i)
Telecommunication Services — 1.2%
Wireless Telecommunication Services — 1.2%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	1,038,216	1,038,216	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	520,000	521,300	(i)
Total Telecommunication Services				1,559,516
Utilities — 1.3%
Electric Utilities — 1.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.776%	10/10/17	2,607,138	1,659,879	(i)
Total Collateralized Senior Loans (Cost — $7,216,908)				5,855,790
Convertible Bonds & Notes — 1.0%
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	1,090,000	654,000	(a)
Industrials — 0.4%
Marine — 0.4%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	759,393	469,468
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc.	6.500%	6/30/29	140,000	111,737
Total Convertible Bonds & Notes (Cost — $1,426,761)				1,235,205

See Notes to Financial Statements.

24	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Sovereign Bonds — 0.3%
Russia — 0.3%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $390,933)	7.500%	3/31/30	$359,050	$417,845	(a)

			Shares
Common Stocks — 2.9%
Consumer Discretionary — 1.5%
Automobiles — 0.0%
General Motors Co.			241	4,885	*
Media — 1.5%
Charter Communications Inc., Class A Shares			33,095	1,884,430	*
Total Consumer Discretionary				1,889,315
Energy — 0.8%
Energy Equipment & Services — 0.8%
KCAD Holdings I Ltd.			92,182,909	929,019	(f)(h)
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			333	8,678	*
Total Energy				937,697
Industrials — 0.5%
Building Products — 0.0%
Nortek Inc.			1,386	36,258	*
Marine — 0.5%
DeepOcean Group Holding AS			33,669	572,373	(f)
Horizon Lines Inc., Class A Shares			5,424	23,595	*
Total Marine				595,968
Total Industrials				632,226
Materials — 0.1%
Chemicals — 0.1%
LyondellBasell Industries NV, Class A Shares			3,869	125,704
Total Common Stocks (Cost — $2,395,149)				3,584,942
Preferred Stocks — 2.3%
Financials — 2.2%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		58,600	1,133,324	(e)
Diversified Financial Services — 1.3%
Citigroup Capital XII	8.500%		39,100	983,756	(e)
Citigroup Capital XIII	7.875%		25,825	672,999	(e)
Total Diversified Financial Services				1,656,755

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	25

Legg Mason Western Asset Variable High Income Portfolio

Security	Rate		Shares	Value
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		16,625	$22,943	*(e)
Total Financials				2,813,022
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		1,323	132,300	(f)(i)
Total Preferred Stocks (Cost — $3,607,932)				2,945,322

		Expiration Date	Warrants
Warrants — 0.2%
Buffets Restaurant Holdings		4/28/14	713	7	*(f)(h)
Charter Communications Inc.		11/30/14	1,160	16,484	*
General Motors Co.		7/10/16	7,900	92,667	*
General Motors Co.		7/10/19	7,900	61,778	*
Jack Cooper Holdings Corp.		12/15/17	668	41,750	*(f)
Jack Cooper Holdings Corp.		5/6/18	297	18,562	*(f)
Nortek Inc.		12/7/14	3,306	8,926	*(f)(h)
SemGroup Corp.		11/30/14	4,044	22,606	*(f)(h)
Total Warrants (Cost — $1,076,198)				262,780
Total Investments — 95.9% (Cost — $124,494,516#)				121,301,835
Other Assets in Excess of Liabilities — 4.1%				5,157,772
Total Net Assets — 100.0%				$126,459,607

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Subsequent to December 31, 2011, the issuer filed for bankruptcy.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	The coupon payment on these securities is currently in default as of December 31, 2011.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Illiquid security (unaudited).

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Value is less than $1.

(k)	All or a portion of this loan is unfunded as of December 31, 2011. The interest rate for the fully funded term loan is to be determined.

#	Aggregate cost for federal income tax purposes is $124,661,042.

Abbreviation used in this schedule:
EUR	— Euro

See Notes to Financial Statements.

26	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $124,494,516)	$121,301,835
Foreign currency, at value (Cost — $82,854)	79,207
Cash	2,906,424
Interest receivable	2,845,307
Receivable for securities sold	141,701
Unrealized appreciation on forward foreign currency contracts	59,171
Prepaid expenses	2,930
Total Assets	127,336,575

Liabilities:
Payable for securities purchased	715,715
Investment management fee payable	64,269
Payable for Portfolio shares repurchased	22,768
Accrued expenses	74,216
Total Liabilities	876,968
Total Net Assets	$126,459,607

Net Assets:
Par value (Note 5)	$228
Paid-in capital in excess of par value	168,446,896
Overdistributed net investment income	(3,886)
Accumulated net realized loss on investments, written options and foreign currency transactions	(38,843,352)
Net unrealized depreciation on investments and foreign currencies	(3,140,279)
Total Net Assets	$126,459,607

Shares Outstanding	22,810,375

Net Asset Value	$5.54

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	27

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$12,253,607
Dividends	340,559
Less: Foreign taxes withheld	(2,931)
Total Investment Income	12,591,235

Expenses:
Investment management fee (Note 2)	868,911
Audit and tax	40,800
Shareholder reports	32,739
Legal fees	18,085
Fund accounting fees	15,221
Insurance	4,596
Transfer agent fees	4,373
Custody fees	3,959
Trustees’ fees	1,576
Miscellaneous expenses	500
Total Expenses	990,760
Net Investment Income	11,600,475

Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(2,019,091)
Written options	989,601
Foreign currency transactions	(7,545)
Net Realized Loss	(1,037,035)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(6,348,758)
Foreign currencies	19,022
Change in Net Unrealized Appreciation (Depreciation)	(6,329,736)
Net Loss on Investments, Written Options and Foreign Currency Transactions	(7,366,771)
Increase in Net Assets from Operations	$4,233,704

See Notes to Financial Statements.

28	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$11,600,475	$14,633,057
Net realized gain (loss)	(1,037,035)	930,850
Change in net unrealized appreciation (depreciation)	(6,329,736)	9,032,953
Proceeds from settlement of a regulatory matter	—	8,502
Increase in Net Assets From Operations	4,233,704	24,605,362

Distributions to Shareholders From (Note 1):
Net investment income	(11,650,014)	(14,750,016)
Decrease in Net Assets From Distributions to Shareholders	(11,650,014)	(14,750,016)

Portfolio Share Transactions (Note 5):
Net proceeds from sale of shares	1,372,670	1,399,288
Reinvestment of distributions	11,650,014	14,750,016
Cost of shares repurchased	(36,673,311)	(32,352,986)
Decrease in Net Assets From Portfolio Share Transactions	(23,650,627)	(16,203,682)
Decrease in Net Assets	(31,066,937)	(6,348,336)

Net Assets:
Beginning of year	157,526,544	163,874,880
End of year*	$126,459,607	$157,526,544
* Includes overdistributed net investment income of:	$(3,886)	$(243,492)

See Notes to Financial Statements.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	29

Financial highlights

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
	2011	2010	2009[1]	2009[2]	2008[2]	2007[2]

Net asset value, beginning of year	$5.95	$5.63	$5.97	$4.91	$7.50	$7.66

Income (loss) from operations:
Net investment income	0.55	0.61	0.13	0.65	0.69	0.61
Net realized and unrealized gain (loss)	(0.41)	0.32	0.15	1.12	(2.62)	(0.17)
Total income (loss) from operations	0.14	0.93	0.28	1.77	(1.93)	0.44

Less distributions from:
Net investment income	(0.55)	(0.61)	(0.62)	(0.71)	(0.66)	(0.60)
Total distributions	(0.55)	(0.61)	(0.62)	(0.71)	(0.66)	(0.60)

Net asset value, end of year	$5.54	$5.95	$5.63	$5.97	$4.91	$7.50
Total return[3]	2.40%	16.63%	4.75%	45.22%	(28.03)%	5.98%[4]

Net assets, end of year (millions)	$126	$158	$164	$161	$136	$251

Ratios to average net assets:
Gross expenses	0.68%	0.68%	0.77%[5]	0.75%	0.75%	0.69%[6]
Net expenses[7]	0.68 [8]	0.68 [8]	0.77 [5,8]	0.75 [8]	0.75 [9]	0.68 [6,9]
Net investment income	8.01	9.15	11.80 [5]	12.46	9.13	7.69

Portfolio turnover rate	68%	97%	13%	67%	51%	61%

[1]	For the period November 1, 2009 through December 31, 2009.

[2]	For the year ended October 31.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return includes a gain from settlement of a security litigation. Without this gain, the total return would have been 5.69%.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	31
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$105,263,073	$1,736,878	$106,999,951
Collateralized senior loans	—	5,265,790	590,000	5,855,790
Convertible bonds & notes	—	1,235,205	—	1,235,205
Sovereign bonds	—	417,845	—	417,845
Common stocks	$2,083,550	—	1,501,392	3,584,942
Preferred stocks	2,813,022	—	132,300	2,945,322
Warrants	154,445	16,484	91,851	262,780
Total long-term investments	$5,051,017	$112,198,397	$4,052,421	$121,301,835
Other financial instruments:	—	—	—	—
Forward foreign currency contracts	—	59,171	—	59,171
Total	$5,051,017	$112,257,568	$4,052,421	$121,361,006

†	See Schedule of Investments for additional detailed categorizations.

32	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of December 31, 2010	$645,148	$984,550	$40,504	—	$39,852	$1,710,054
Accrued premiums/discounts	2,140	1,429	—	—	—	3,569
Realized gain (loss)[1]	(610,325)	3	75,239	—	(5)	(535,088)
Change in unrealized appreciation (depreciation)[2]	400,766	(21,685)	(136,682)	$16,220	13,161	271,780
Purchases	1,462,674	1,188,236	1,597,570	116,080	16,237	4,380,797
Sales	(163,525)	(1,562,533)	(75,239)	—	—	(1,801,297)
Transfers into Level 3[3]	—	—	—	—	22,606	22,606
Transfers out of Level 3	—	—	—	—	—	—
Balance as of December 31, 2011	$1,736,878	$590,000	$1,501,392	$132,300	$91,851	$4,052,421
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011[2]	$(202,484)	$(565,392)	$(96,178)	$16,220	$13,161	$(834,673)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an activemarket for an identical investment or the unavailability of other significant

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	33

(c) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a

34	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2011, the Portfolio had sufficient cash and/or securities to cover these commitments.

(f) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swaptions. The Portfolio purchases and writes swaption contracts to manage exposure to an underlying instrument. The Portfolio may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Portfolio represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Portfolio represent an option that gives the Portfolio the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Portfolio writes a swaption, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Portfolio realizes a gain equal to the amount of the premium received.

When the Portfolio purchases a swaption, an amount equal to the premium paid by the Portfolio is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Portfolio realizes a loss equal to the amount of the premium paid.

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	35

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Swap agreements. The Portfolio may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Portfolio are recognized as a realized gain or loss in the Statement of Operations.

Credit default swaps

The Portfolio may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject

36	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	37

Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Portfolio did not have any open derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

38	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$289,145	$(289,145)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	39

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

As a result of an expense limitation arrangement between the Portfolio and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Portfolio did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts previously waived or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$94,857,374
Sales	118,610,926

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,966,056
Gross unrealized depreciation	(9,325,263)
Net unrealized depreciation	$(3,359,207)

At December 31, 2011, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Sell:
Euro	Royal Bank of Scotland Group PLC	700,000	$906,252	2/16/12	$59,171

40	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2011, written option transactions for the Portfolio were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of December 31, 2010	—	—
Options written	66,700,000	$1,101,801
Options closed	(7,500,000)	(223,110)
Options exercised	—	—
Options expired	(59,200,000)	(878,691)
Written options, outstanding as of December 31, 2011	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$59,171

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Portfolio’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	$(395,946)	$(395,946)
Written options	—	989,601	989,601
Forward foreign currency contracts	$(14,055)	—	(14,055)
Total	$(14,055)	$593,655	$579,600

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$26,035

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	41

During the year ended December 31, 2011, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Purchased options†	$51,315
Written options†	220,694
Forward foreign currency contracts ( to buy)†	72,830
Forward foreign currency contracts ( to sell)	1,098,363

†	At December 31, 2011, there were no open positions held in this derivative.

5. Shares of beneficial interest

At December 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Portfolio were as follows:

	Year Ended December 31, 2011	Year Ended December 31, 2010
Shares sold	225,493	229,342
Shares issued on reinvestment	2,097,272	2,495,773
Shares repurchased	(5,982,726)	(5,357,818)
Net decrease	(3,659,961)	(2,632,703)

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$11,650,014	$14,750,016

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$198,342
Capital loss carryforward*	(38,676,826)
Other book/tax temporary differences(a)	(202,228)
Unrealized appreciation(depreciation)(b)	(3,306,805)
Total accumulated earnings (losses) — net	$(41,987,517)

*	As of December 31, 2011, the Portfolio had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(2,163,244)**
12/31/2015	$(12,948,815)
12/31/2016	(20,466,624)
12/31/2018	(3,098,143)
$(38,676,826)

42	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

These amounts will be available to offset future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

7. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	43

(collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the Court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

44	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Complaint would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants counsel filed oppositions to those two motions on October 27, 2011.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820)—Amendments to Achieve

Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report	45

Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

46	Legg Mason Western Asset Variable High Income Portfolio 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Variable High Income Portfolio, a series of Legg Mason Partners Variable Income Trust, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2009 to December 31, 2009, and each of the years in the three-year period ended October 31, 2009. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Variable High Income Portfolio as of December 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 15, 2012

Legg Mason Western Asset Variable High Income Portfolio	47

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Variable Income Trust (the “Trust”) held on November 7-8, 2011, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Legg Mason Western Asset Variable High Income Portfolio, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of a sub-advisory agreement (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited (together with the Subadviser, the “Subadvisers”), an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present. In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as

48	Legg Mason Western Asset Variable High Income Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Trustee may have attributed different weight to the various factors.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against

Legg Mason Western Asset Variable High Income Portfolio	49

its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds classified by Lipper as high current yield funds underlying variable insurance products, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2011 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal. The Board noted that the performance of the Fund was satisfactory.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. In addition, the Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadvisers’ fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of funds (including the Fund) classified as high current yield funds underlying variable insurance products and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were

50	Legg Mason Western Asset Variable High Income Portfolio

Board approval of management and subadvisory agreements (unaudited) (cont’d)

below the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2013.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained substantially unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that, although the Fund does not currently have breakpoints in place, the Fund’s Contractual Management Fee is approximately equivalent to the asset-weighted average of management fees paid by the other funds with the same Lipper investment classification/objective at all asset levels. The Board also noted that the Fund’s Contractual Management Fee is below the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Legg Mason Western Asset Variable High Income Portfolio	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Variable High Income Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Portfolio is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

52	Legg Mason Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Variable High Income Portfolio	53

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

54	Legg Mason Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	58
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Variable High Income Portfolio	55

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessors (2004 to 2008)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

56	Legg Mason Western Asset Variable High Income Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Portfolio, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Variable High Income Portfolio	57

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	6/7/2011	12/20/2011
Payable date:	6/8/2011	12/21/2011
Dividends qualifying for the dividends
received deduction for corporations	0.65%	0.59%

Please retain this information for your records.

Legg Mason Western Asset

Variable High Income Portfolio

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP 345 Park Avenue New York, NY 10154

Legg Mason Western Asset Variable High Income Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Variable High Income Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Portfolio at 1-887-721-1926.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 1-887-721-1926, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Variable High Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FDXX010544 2/12 SR12-1583

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $112,300 in December 31, 2010 and $96,000 in December 31, 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $15,600 in December 31, 2010 and $13,300 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in December 31, 2011.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	February 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date:	February 28, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer
Legg Mason Partners Variable Income Trust

Date:	February 28, 2012